U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report

September 17, 2007

Commission File No. 0-32893

Cal Bay International, Inc.

(Exact name of small business issuer as specified in its charter)

NEVADA     26-0021800

(State or other jurisdiction of   (IRS Employer Identification No.)

incorporation  or  organization)

6965 El Camino Real, Suite 150, Carlsbad, CA 92009

(Address of principal executive offices)

(760)-930-0100

 (Issuer's telephone number)

Palomar Airport Road, Suite 100, Carlsbad, CA 92011

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events.

On September 17, 2007, CAL-BAY International, INC. (the "Company") issued a press release announcing that its Board of Directors had unanimously approved a 1,000-for-1 forward split of its common stock. The anticipated result of the Forward Stock Split will be to increase marketability for the company's shares. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

AMENDMENT TO THE COMPANY'S
CERTIFICATE OF INCORPORATION
 TO INCREASE THE NUMBER OF AUTHORIZED SHARES
OF THE COMPANY AND
 TO EFFECT A 1,000-FOR-1 FORWARD SPLIT
 OF THE OUTSTANDING COMMON STOCK

The Board has approved the Amendment to increase the number of authorized shares of Common Stock of the Company and to effect a one thousand-for-one forward split ("Forward Split") of the issued and outstanding shares of Common
Stock, par value $.0001 per share ("Existing Common"). A copy of the Certificate of Amendment effecting the increase in shares and Forward Split, in substantially the form to be filed with the Department of State of Nevada, is provided below. The majority stockholders of the Company as of September 17, 2007, the date of this Information Statement, have consented to the increase in authorized shares and Forward Split and to the Amendment, which is expected to become effective as of September 20, 2007 (the "Effective Date"). Pursuant to the
Forward Split, each one share of Existing Common issued and outstanding immediately prior to the Effective Date will be reclassified as, and exchanged for, one thousand shares of newly issued Common Stock, par value $.0001 ("New Common").

       The Forward Split will not materially affect the proportionate equity interest in the Company of any holder of Existing Common or the relative rights, preferences, privileges or priorities of any such stockholder.

PURPOSE AND EFFECT OF THE FORWARD SPLIT

 The primary purpose of the Forward Split is to increase the tradability of the Company's Common Stock by increasing the number of shares outstanding, thereby reducing the price per share at which the Common Stock is trading. The Company does not anticipate any change in the Company's status as a reporting company for federal securities law purposes as a result of the Forward Split. The New Common issued pursuant to the Forward Split will be fully paid and non-assessable. All shares of New Common will have the same par value, voting rights and other rights as shares of the Existing Common have. Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock that may be issued. The Company has no definitive plans or commitments to issue additional shares of Common Stock.

STOCK CERTIFICATES AND FRACTIONAL SHARES

 The Forward Split will occur on the Effective Date without any further action on the part of stockholders of the Company and without regard to the date or dates on which certificates representing shares of Existing Common actually are surrendered by each holder thereof for certificates representing the number of shares of the New Common which each such stockholder is entitled to receive as a consequence of the Forward Split. After the Effective Date of the Forward Split, each certificate representing shares of Existing Common will be deemed to represent one thousand shares of New Common. Certificates representing shares of New Common will be issued in due course as old certificates are tendered for exchange or transfer to Integrity Stock Transfer, 3027 East Sunset Rd. Suite 103 Las Vegas, NV 89120(the "Exchange Agent" or "Transfer Agent"), telephone number: (877) 317-7757. http://www.integritynevada.net/

SOURCE OF FUNDS; NUMBER OF HOLDERS

 The funds required to purchase the fractional shares are available and will be paid from the current cash reserves of the Company. The Company cannot predict with certainty the number of fractional shares or the total amount that the Company will be required to pay for fractional share interests. However, it is not anticipated that the funds necessary to effect the cancellation of fractional shares will be material. As of September 17, 2007, there were approximately 168 holders of record of Existing Common. The Company does not anticipate that, as a result of the Forward Split, the number of holders of record or beneficial owners of Existing Common or New Common will change significantly.

EXCHANGE OF STOCK CERTIFICATES

 On or around the Effective Date, the Company will send to each stockholder of record as of the Effective Date a transmittal form (the "Transmittal Form") that each such stockholder of record should use to transmit certificates representing shares of Existing Common ("Old Certificates") to the Exchange Agent for exchange or transfer. The Transmittal Form contains instructions for the surrender of Old Certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares in New Common. No new certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates together with a properly completed and executed Transmittal Form to the Exchange Agent. Upon proper completion and execution of the Transmittal Form and its return to the Exchange Agent together with all of a stockholder's Old Certificates and/or an Affidavit of Loss for any lost or destroyed certificates, as applicable, that stockholder will receive a new certificate or certificates representing the number of whole shares of New Common into which the shares of Common Stock represented by the Old Certificates are being converted as a result of the Forward Split. Until surrendered to the Exchange Agent,

Old Certificates retained by stockholders will be deemed for all purposes, including voting and payment of dividends, if any, to represent the number of whole shares of New Common to which such stockholders are entitled as a result of the Split. Stockholders should not send their Old Certificates to the Exchange Agent until after the Effective Date. Shares of Existing Common surrendered after the Effective Date will be replaced by certificates representing shares of New Common as soon as practicable after such surrender. Certificates representing shares of Existing Common which contain a restrictive legend will be exchanged for New Common with the same restrictive legend. As applicable, the time period during which a stockholder has held the Existing Common will be included in the time period during which such stockholder actually holds the New Common received in exchange for such Existing Common for the purposes of determining the term of the restrictive period applicable to the New Common.

 EFFECTIVENESS

         The Company reserves the right, upon notice to stockholders, to abandon or modify the proposed Amendment and the Forward Split at any time prior to the filing of the Amendment upon consent of the Board and the holders of a majority of the Existing Common then issued and outstanding.

 APPROVAL REQUIRED

      The approval of a majority of the outstanding stock entitled to vote will be necessary to approve the proposed amendment. At the date of this
Information Statement, there were approximately 41,235,548 shares of Common
Stock outstanding. As discussed above, the Company's Board of Directors has obtained written consents for the amendment to the Certificate of Incorporation from stockholders owning approximately 37,000,000 shares voted for the Amendment, representing approximately 90% of the votes of the Company's outstanding stock.
The Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with the Amendment.

                                             By Order of the Board of Directors,

                             SYED HASAN RIZVI
                                Dated September 17, 2007

 EXHIBIT A

 AMENDMENT TO CERTIFICATE OF INCORPORATION

     1.       Section 1 (a) of the Fourth Article is amended as follows:

                         (a) COMMON STOCK. The aggregate number of shares of
     Common Stock which the corporation shall have authority to issue is
50,000,000,000 with a par value of $.0001 per share.

2.       Section 2 of the Fourth Article of the Certificate of
Incorporation is amended by adding the following paragraph at the end thereof:

                Effective as of September 20,2007 (the "Effective Date"), all
     outstanding shares of Common Stock of the Corporation automatically shall be subdivided at the rate of one thousand-for-one (the "Forward Split")
        without the necessity of any further action on the part of the holders thereof or the Corporation, provided, however, that the Corporation shall, through its transfer agent, exchange certificates representing
         Common Stock outstanding immediately prior to the Effective Date of the
Forward Split (the "Existing Common") into new certificates
         representing the appropriate number of shares of Common Stock resulting from the subdivision ("New Common"). No fractional shares, but only whole shares of New Common, shall be issued to any holder of any number of shares which, when divided by two (1,000), does not result in a whole number. In lieu of fractional shares, the Corporation has arranged for its transfer agent (the "Exchange Agent") to remit payment therefor on the following terms and conditions:

               The par value of the Common Stock shall remain as otherwise provided in the Fourth Article of this Certificate of Incorporation and shall not be modified as a result of the Forward Split.

     From and after the Effective Date, the term "New Common" as used in this Fourth Article shall mean Common Stock as provided in the Certificate of
Incorporation.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number	Exhibit
99.1	CAL-BAY International, INC. Press Release, dated September 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cal Bay International, Inc.

                                     (Registrant)

Date: September 17, 2007

By: /s/ Syed Hasan Rizvi

Syed Hasan Rizvi,

DIRECTOR